UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2005

TARPON COAST BANCORP, INC.

(Exact name of registrant as specified in charter)

Florida	N/A	65-0772718

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1490 Tamiami Trail, Port Charlotte, Florida	33948

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 629-8111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Section 8 Other Events

Item 8.01 Other Events

     On February 23, 2005, the Company announced that it had entered into an Agreement and Plan of Merger (“Agreement”) with First Busey Corporation (“FBC”) and FBC Acquisition III Corp.(a wholly owned subsidiary of FBC), which provides for the acquisition of the Company by FBC. Under the terms of the Agreement, shares of Company common stock will be converted into shares of FBC common stock and cash, subject to the stock and cash parameters and proration provisions of the Agreement.

     On June 20, 2005, the Company shareholders at a special meeting thereof approved the Agreement.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None

(b)	Proforma financial Information. None.

(c)	Exhibits. None

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARPON COAST BANCORP, INC.
	By:	/s/ Lewis S. Albert
Chairman and Chief Executive Officer
Date: June 21, 2005

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